UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. ____)

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BMO FUNDS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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BMO FUNDS, INC.

790 North Water Street

Milwaukee, WI 53202

1-800-236-FUND

(1-800-236-3863)

www.bmofunds.com

December 8, 2020

Dear Shareholder:

BMO Funds, Inc. (the “Corporation”), will hold a special meeting of shareholders of the BMO Institutional Prime Money Market Fund (the “Fund”) at the offices of the Corporation at 790 North Water Street, Milwaukee, Wisconsin 53202, on December 21, 2020 at 9:00 a.m. (Central Time), or any adjournments thereof. If you were a shareholder of record of the Fund as of the close of business on November 17, 2020, you are entitled to vote at this meeting. The shareholders of the Fund are being asked to approve the liquidation and dissolution of the Fund.

As discussed in more detail in the enclosed Proxy Statement, BMO Asset Management Corp. (the “Adviser”), the investment adviser to the Fund, recommended the liquidation of the Fund to the Board of Directors of the Corporation (the “Board”). Based on this recommendation, on November 11, 2020, the Board voted to approve an amendment to the Corporation’s Articles of Incorporation, as amended, to liquidate and dissolve the Fund pursuant to a plan of liquidation, subject to shareholder approval. The Board has concluded that the proposal is in the best interests of the Fund and its shareholders and unanimously recommends that you vote in favor of the proposal.

The question and answer section that follows discusses this proposal and the Proxy Statement itself provides greater detail about the proposal. Please review and consider the proposal carefully.

Whether or not you plan to attend the special meeting, please sign and return the enclosed proxy card in the postage prepaid envelope provided. You also may vote by toll-free telephone or by Internet according to the instructions noted on the enclosed proxy card.

If we do not hear from you by December 14, 2020, we may contact you. Thank you for investing in the Fund and for your continuing support.

Sincerely,

John M. Blaser,

President

BMO Funds, Inc.

BMO FUNDS, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

BMO Funds, Inc. (the “Corporation”), will hold a special meeting of shareholders of the BMO Institutional Prime Money Market Fund (the “Fund”) at 790 North Water Street, Milwaukee, Wisconsin 53202 on December 21, 2020 at 9:00 a.m. (Central Time), or any adjournments thereof. If you were a shareholder of record of the Fund as of the close of business on November 17, 2020, you are entitled to vote at this meeting. The shareholders of the Fund are being asked to approve the liquidation and dissolution of the Fund.

The meeting is being held to consider and vote on the following proposal as well as any other business that may properly come before the meeting or any adjournments or postponements thereof. The proposal will be considered by shareholders of the Fund.

1.	To approve an amendment to the Articles of Incorporation, as amended, of the Corporation to liquidate and dissolve the Fund pursuant to a plan of liquidation.

The Board of Directors unanimously recommends that shareholders vote FOR the proposal.

Only shareholders of record at the close of business on November 17, 2020, the record date for the special meeting, shall be entitled to notice of, and to vote at, the special meeting or any adjournments or postponements thereof.

Important Notice Regarding the Internet Availability of Proxy Materials for the Shareholder Meeting to be held on December 21, 2020:

The Letter to Shareholders, Notice of Special Meeting of Shareholders, and Proxy Statement are available at www.proxyvote.com.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD PROMPTLY OR PROXY VOTE BY

TOLL-FREE TELEPHONE OR INTERNET IN ACCORDANCE

WITH THE INSTRUCTIONS NOTED ON THE ENCLOSED PROXY CARD.

As a shareholder of the Corporation, you are asked to attend the special meeting either in person or by proxy. If you are unable to attend the special meeting in person, we urge you to vote by proxy prior to the special meeting. You can do this in one of three ways by: (1) completing, signing, dating, and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope, (2) calling a toll-free telephone number, or (3) using the Internet. Your prompt voting by proxy will help assure a quorum at the special meeting and avoid additional expenses associated with further solicitation. Voting by proxy will not prevent you from voting your shares in person at the special meeting. You may revoke your proxy before it is exercised at the special meeting by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently signed proxy card (i.e., a later-dated proxy), or by attending the special meeting and voting in person. A prior proxy can also be revoked by proxy voting again through the website or toll-free number noted on the enclosed proxy card. Proxy cards and written notices of revocation must be received by the Fund prior to the special meeting.

By Order of the Board of Directors,

Michael J. Murphy,
Secretary
BMO Funds, Inc.

Milwaukee, Wisconsin

December 8, 2020

Questions and Answers

We encourage you to read the full text of the enclosed Proxy Statement and, for your convenience, we have provided a brief overview of the proposal.

Q.	Why am I receiving this Proxy Statement?

A.

Upon the recommendation of the Adviser and subject to shareholder approval, the Board has approved an amendment to the Corporation’s Articles of Incorporation, as amended, to liquidate and dissolve the Fund. Accordingly, we are asking shareholders to approve the liquidation and dissolution of the Fund pursuant to a plan of liquidation.

Q.	Why did the Adviser recommend the liquidation and dissolution of the Fund?

A.

The Adviser recommended the liquidation and dissolution of the Fund based on a variety of factors, including, but not limited to, the relatively low level of assets in the Fund, the Fund’s projected rate of asset growth and its impact on the Fund’s ability to achieve economies of scale, the profitability of the Fund to the Adviser, and the willingness of the Adviser to continue to waive or reduce its fees and/or reimburse expenses so as to maintain the Fund’s annual expense ratios at competitive levels following the expiration of the current term of the expense limitation agreement.

Q.	How will the liquidation affect my investment?

A.

Pursuant to the plan of liquidation, any shareholder who has not exchanged or redeemed their shares of the Fund prior to the close of trading on the New York Stock Exchange on December 23, 2020 (the liquidation time) will have their shares redeemed in cash and will receive a check representing the shareholder’s proportional interest in the Fund, subject to any required withholdings.

Q.	Will I have to pay any federal income taxes as a result of the liquidation?

A.

The liquidation of the Fund is a taxable event for federal income tax purposes. A shareholder who receives redemption proceeds will be treated as having received the redemption proceeds in exchange for the shareholder’s shares of the Fund and will recognize gain or loss for federal income tax purposes based on the difference between the amount received and the shareholder’s basis in the shares of the Fund. Any distributions received (including, but not limited to, any capital gain distributions) will be taxable in the normal manner. Because the Fund does not maintain a stable share price, there will be tax consequences to you as a result of the liquidation of the Fund unless you choose to adopt a simplified “NAV method” of accounting (described below). If you elect to adopt the simplified

iii

NAV method of accounting, available under final Treasury Regulations, rather than compute gain or loss on every taxable sale, redemption or other disposition of Fund shares as described above, you would generally determine your gain or loss based on the change in the aggregate value of your Fund shares during a chosen computation period (such as your taxable year), reduced by your net investment (i.e., purchases minus sales) in those Fund shares during the computation period. Under the simplified NAV method, any resulting capital gain or loss would be reportable on a net basis and treated as a short-term capital gain or loss, provided that you hold the shares as a capital asset. The Internal Revenue Service (IRS) has also issued guidance indicating that the wash sale rules (described above) will not apply to taxpayers who use the simplified NAV method of accounting with respect to shares redeemed from a floating NAV money market fund. The federal income tax consequences of the liquidation are described generally in the Proxy Statement. You should consult your tax advisor with respect to your particular circumstances.

Q.	May I redeem or exchange my shares in advance of the special meeting?

A.

Yes. You may redeem your shares at any time prior to the liquidation time. Please see the Fund’s prospectus, which describes how to redeem shares. You also may generally exchange shares of the Fund for the same class of shares of any of the other BMO Funds free of charge, provided you meet the investment minimum of the new fund and you reside in a jurisdiction where the new fund shares may be lawfully offered for sale. However, the exchange of the Fund’s shares for shares of any of the other BMO Funds is a taxable transaction for federal income tax purposes. Please see the Fund’s prospectus and statement of additional information, which describes exchange privileges and potential federal income tax consequences.

Q.	What will happen if the shareholders of the Fund do not approve the liquidation?

A.

If the shareholders of the Fund do not approve the Fund’s liquidation, then you will remain a shareholder of the Fund and it will not liquidate. The Board would then consider other alternatives for the Fund, which may include asking shareholders to approve another liquidation proposal.

Q.	Will the Fund pay for the proxy solicitation and related expenses of liquidating the Fund?

A.

No. The Adviser or an affiliate has agreed to bear these costs, which the Adviser estimates will be approximately $40,000. Accordingly, shareholders of the Fund will not bear any of the costs associated with the proxy solicitation to approve the amendment to the Corporation’s Articles of Incorporation or the subsequent liquidation of the Fund pursuant to a plan of liquidation.

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Q.	How does the Board recommend that I vote?

A.

After careful consideration, the Board, the majority of whom are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended, unanimously recommends that you vote FOR the proposal.

Q.	How can I vote my shares?

A.	You may choose from one of the following options, as described in more detail on the proxy card:

•	By mail, using the enclosed proxy card and return envelope;

•	By telephone, using the toll-free number on your proxy card;

•	Through the Internet, using the website address on your proxy card; or

•	In person at the special meeting.

Q.	Whom should I call for additional information about this Proxy Statement?

A.	Please call BMO Funds U.S. Services at 1-800-236-FUND for additional information.

v

BMO FUNDS, INC.

790 North Water Street,

Milwaukee, WI 53202

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

DECEMBER 21, 2020

General. This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of BMO Funds, Inc. (the “Corporation”) with respect the BMO Institutional Prime Money Market Fund (the “Fund”). The Fund offers two classes of shares: Investor Class (Class Y) and Premier Class.

The special meeting of shareholders is being called to vote on an amendment to the Corporation’s Articles of Incorporation, as amended (the “Articles of Incorporation”), to liquidate and dissolve the Fund pursuant to a plan of liquidation (the “Proposal”).

The special meeting will be held at the principal offices of the Corporation located at 790 North Water Street, Milwaukee, Wisconsin 53202, on December 21, 2020 at 9:00 a.m. (Central Time) and at any adjourned session thereof, for the purposes set forth in the enclosed notice of special meeting of shareholders (“Notice”). It is expected that the Notice, this Proxy Statement, and Proxy Card will be mailed to shareholders on or about December 8, 2020.

Record Date/Shareholders Entitled to Vote. If you owned shares of the Fund as of the close of business on November 17, 2020 (the “Record Date”), then you are entitled to vote at the special meeting (or any adjournments or postponements thereof). You will be entitled to one vote per full share (and a fractional vote per fractional share) for each share you owned on the Record Date.

PROPOSAL: APPROVAL OF AN ARTICLES AMENDMENT TO LIQUIDATE AND DISSOLVE THE BMO INSTITUTIONAL PRIME MONEY MARKET FUND

Background to Proposal

Shareholders are being asked to approve an amendment to the Articles of Incorporation to terminate the Fund as series of the Corporation under Wisconsin law. If approved, the Fund will be liquidated and dissolved pursuant to the plan of liquidation (the “Plan”) described below and an amendment to the Articles of Incorporation will be filed to terminate the Fund as series of the Corporation. The Board, including a majority of the directors who are not “interested persons” of the corporation (the “Independent Directors”) as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has approved the liquidation and dissolution of the Fund, including the Plan and amendment to the Articles of Incorporation, and submission of the Proposal to shareholders of the Fund for approval.

BMO Asset Management Corp., the investment adviser to the Fund (the “Adviser”), recommended the liquidation of the Fund to the Board based on a variety of factors, including, but not limited to, the relatively low level of assets in the Fund, the Fund’s projected rate of asset growth and its impact on the Fund’s ability to achieve economies of scale, the profitability of the Fund to the Adviser, and the willingness of the Adviser to continue to waive or reduce its fees and/or reimburse expenses so as to maintain the Fund’s annual expense ratios at competitive levels following the expiration of the current term of the expense limitation agreement. These factors are described further below under “Board Approval and Recommendation.”

At a video conference meeting of the Board held on November 11, 2020, the Board, including a majority of the Independent Directors, unanimously approved, subject to shareholder approval, an amendment to the Articles of Incorporation to terminate the Fund as series of the Corporation under Wisconsin law and the liquidation and dissolution of the Fund pursuant to the Plan.

If shareholders of the Fund approve the Proposal, the Articles of Incorporation will be amended to terminate the Fund as series of the Corporation. In addition, the Fund will be liquidated and dissolved pursuant to the Plan. The liquidation is expected to occur on or about December 23, 2020.

If shareholders of the Fund do not approve the Proposal, then the Fund will not liquidate. The Board would then consider other alternatives for the Fund, which may include asking shareholders to approve another liquidation proposal.

The remainder of this section provides a summary of the Plan, a discussion of redemptions and exchanges prior to liquidation, an overview of the material federal income tax aspects and other aspects of the liquidation, and information on the Board’s considerations and approval and concludes with the Board’s recommendation.

Summary of the Plan of Liquidation

The Plan is attached hereto as Annex A, and this summary of the Plan is qualified in its entirety by reference to Annex A.

Effective Date of Plan; Liquidation Time. The Plan will become effective upon its approval by the shareholders of the Fund (the “Effective Date”). Assuming the Plan is approved at the special meeting on December 21, 2020, the Adviser anticipates that the Fund will commence making liquidating distributions on or about the close of trading on the New York Stock Exchange on December 23, 2020 (the “Liquidation Time”).

Cessation of Business. The Plan provides that, as of the Liquidation Time, the Fund will cease its business as a series fund of an investment company and will not engage in any business activities except for the purpose of winding up its business affairs, selling or disposing of its assets, discharging or making reasonable provision for the payment of all of the Fund’s liabilities, and distributing its assets to shareholders in accordance with the provisions of the Plan.

Fixing of Interests and Closing of Books. The Plan also provides that the proportionate interests of shareholders in the assets of the Fund, and their rights to receive redemption payments and subsequent distributions, will be fixed on the basis of their respective holdings at the Liquidation Time. At the Liquidation Time, the books of the Fund will be closed.

Liquidation of Fund Assets and Payment of Debts. As soon as is reasonable and practicable after the Effective Date of the Plan, any remaining portfolio securities of the Fund will be converted to cash or cash equivalents. As soon as practicable after the Effective Date, the Corporation will pay, or make reasonable provision to pay, in full all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the final liquidating distribution.

Liquidating Distributions. As soon as is reasonable and practicable after the Liquidation Time, the Corporation will mail to each shareholder of record at the Liquidation Time of the Fund: (a) one or more liquidating distributions equal in the aggregate to the shareholder’s proportionate interest in the excess of the assets of the Fund over the liabilities of the Fund as of the Liquidation Time, subject to any required withholdings; and (b) if required for income tax reporting purposes, information concerning the sources of each liquidating distribution. Any accrued income or gains will be distributed as part of the liquidating distribution. Upon the mailing of the final liquidating distribution, all outstanding shares of the Fund will be deemed redeemed and canceled.

In the event that the Fund receives assets following the date of its termination (e.g., through the payment of settlement proceeds), the Adviser will use commercially reasonable efforts to ensure that such assets are distributed to each shareholder of record as of the Liquidation Time in an amount equal to the shareholder’s proportionate interest in the Fund as of the Liquidation Time.

If the Corporation is unable to make liquidating distributions to any of the Fund’s shareholders because of an inability to locate shareholders to whom distributions are payable, the Board may create, in the name and on behalf of the Corporation, an account with a financial institution and, subject to applicable abandoned property laws, deposit the Fund’s remaining assets in the account for the benefit of the shareholders that cannot be located. The expenses of such account will be charged against the assets in the account. The Fund does not anticipate being unable to locate shareholders.

Satisfaction of Federal Income and Excise Tax Distribution Requirements. If necessary, the Corporation shall have, by the Liquidation Time, declared and paid a distribution or distributions which, together with all previous such distributions, will have the effect of distributing to the Fund’s shareholders all of the Fund’s investment company taxable income for the taxable years ending at or prior to the Liquidation Time (computed without regard to any deduction for dividends paid), and all of the Fund’s net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Time (after reduction for any available capital loss carry-forward) and any additional amounts necessary to avoid any federal income or excise tax for such periods. Alternatively, the Fund may, if eligible, treat all or any portion of the amounts to be distributed as having been paid out as part of the liquidating distributions made to Fund shareholders.

Expenses. The Adviser or an affiliate will pay all costs incurred in carrying out the Plan, including legal, recordkeeping, accounting, and administrative expenses, which the Adviser estimates will be approximately $40,000. The Adviser or an affiliate will also be responsible for any contingent or unforeseen liabilities or obligations of the Fund that might remain after the date of the final liquidating distribution. Accordingly, shareholders of the Fund will not bear any of the costs associated with the liquidation.

Articles Amendment. The officers of the Corporation will file an amendment to the Corporation’s Articles of Incorporation to terminate the Fund as a series of the Corporation under Wisconsin law to be effective as of the Effective Date. The Form of Articles Amendment is attached hereto as Annex B.

Power of Directors. In addition to the general power of the directors of the Corporation under Wisconsin law, the Board, and subject to the discretion of the Board, the officers of the Corporation, will have authority to do or authorize any or all acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of Wisconsin law, the 1940 Act or the Securities Act of 1933, as amended, or the Internal Revenue Code of 1986, as amended (the “Code”). The Board will have the authority to authorize such variations from, or amendments of, the provisions of the Plan (other than the terms governing liquidating distributions) as may be necessary or appropriate to effect the liquidation of the Fund and the distribution of its net assets to shareholders in accordance with the purposes to be accomplished by the Plan.

Redemption and Exchanges Prior to Liquidation

Any time prior to the Liquidation Time, the shareholders of the Fund may redeem their shares of the Fund pursuant to the procedures set forth in the Fund’s prospectus. As disclosed in the Fund’s prospectus, although the Fund intends to pay share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities. Shareholders receiving portfolio securities in redemption of their shares will realize a gain or loss for federal income tax purposes in the same manner as when cash is received. Prior to the Liquidation Time, shareholders also may generally exchange their shares of the Fund for the same class of shares of any of the other BMO Funds free of charge, provided a shareholder meets the investment minimum of the new fund and resides in a jurisdiction where the new fund shares may be lawfully offered for sale. However, an exchange is treated as a redemption and a subsequent purchase, and is therefore a taxable transaction for federal income tax purposes.

Material Federal Income Tax Considerations and Other Aspects of the Liquidation

The following is a general discussion of certain material U.S. federal income tax considerations for U.S. shareholders subject to federal income tax, with respect to the liquidation and dissolution of the Fund. This discussion is based on current U.S. federal income tax laws in effect on the date of this Proxy Statement. Future legislative or administrative changes or court decisions might significantly alter these tax consequences, possibly retroactively. The statements below are not binding upon the Internal Revenue Service, and there can be no assurance that the Internal Revenue Service will concur with this summary or that the federal income tax consequences to any shareholder will be as set forth below.

This discussion is for general information only and does not address all of the U.S. federal income tax considerations that may be relevant to specific shareholders in light of their particular circumstances or to shareholders subject to special treatment under U.S. federal income tax law (such as financial institutions, insurance companies, tax-exempt entities, broker-dealers, pension plans, or persons that have a “functional currency” other than the U.S. dollar). This discussion does not address any U.S. state or local tax considerations, nor does this discussion address any tax considerations for foreign shareholders or tax-exempt shareholders. Implementing the Plan may impose unanticipated tax consequences on shareholders and affect shareholders differently, depending on their particular tax situations independent of the Plan. Shareholders are encouraged to consult with their own tax advisors to determine the particular tax consequences to them of the Fund’s liquidation, including the application and effect of any state, local, or foreign tax laws.

As used herein, a “U.S. shareholder” means a beneficial owner (including, in certain circumstances, through a partnership) of the Fund’s common stock that is (1) a U.S. citizen or U.S. resident alien, (2) a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, that was created or organized under the laws of the United States, any state or the District of Columbia, (3) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (4) a trust that either is subject to the supervision of a court within the United States and has one or more U.S. persons with authority to control all of its substantial decisions or has a valid election in effect under applicable Treasury Regulations to be treated as a United States person.

If the shareholders of the Fund approve the amendment to the Articles of Incorporation to liquidate and dissolve the Fund pursuant to the Plan, the Fund will sell its assets and distribute the proceeds to its shareholders as provided under the Plan (a “Liquidating Distribution”).

During the liquidation period, the Fund anticipates that it will retain its qualification for treatment as a regulated investment company under Subchapter M of the Code, and will make all required distributions so that the Fund will not be taxed on its net income or net gain, if any, realized from the liquidating sale of its assets. In the unlikely event that the Fund should lose its status as a regulated investment company during the liquidation process, the Fund would be treated as a regular corporation for federal income tax purposes during its last taxable year. In this event, the Fund would be subject to federal income taxes on the full amount of its taxable income and gains, which would reduce the Fund’s distributions (including, but not limited to a Liquidating Distribution).

To the extent necessary, the Fund shall, by the Liquidation Time, have declared a distribution or distributions which, together with all previous such distributions, have the effect of distributing to the Fund’s shareholders all of its investment company taxable income for the taxable years ending at or prior to the Liquidation Time (computed without regard to any deduction for dividends paid), and all of the Fund’s net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Time (after reduction for any available capital loss carry-forward) and any additional amounts necessary to avoid any federal income or excise tax for such periods. The Fund’s shareholders will be taxed on any such distributions in the same manner as any other distribution from the Fund. Alternatively, the Fund may, if eligible, treat all or a portion of such amounts required to be distributed as a distribution of investment company taxable income or net capital gain on account of the Fund’s final taxable year as having been paid out as a part of a Liquidating Distribution made to the Fund’s shareholders in complete liquidation of the Fund. As described in the next paragraph, any such Liquidating Distribution will be treated for federal income tax purposes as having been received by the Fund’s shareholders as consideration for a sale or exchange of their shares of the Fund.

A shareholder who receives a Liquidating Distribution will be treated as having received the Liquidating Distribution in exchange for the shareholder’s shares of the Fund and will generally recognize gain or loss based on the difference between the amount received and the shareholder’s basis in the Fund’s shares. Because the Fund does not maintain a stable share price, there will be tax consequences to you as a result of the liquidation of the Fund unless you choose to adopt a simplified “NAV method” of accounting (described below). If you elect to adopt the simplified NAV method of accounting, available under final Treasury Regulations, rather than compute gain or loss on every taxable sale, redemption or other disposition of Fund shares as described above, you would generally determine your gain or loss based on the change in the aggregate value of your Fund shares during a chosen computation period (such as your taxable year), reduced by your net investment (i.e., purchases minus sales) in those Fund shares during the computation period. Under the simplified NAV method, any resulting capital gain or loss would be reportable on a net basis and treated as short-term capital gain or loss, provided that you hold the shares as a capital asset. The IRS has also issued guidance indicating that the wash sale rules (described above) will not apply to taxpayers who use the simplified NAV method of accounting with respect to shares redeemed from a floating NAV money market fund. If a shareholder holds shares of the Fund as capital assets, the gain or loss will be characterized as a capital gain or loss. If the shares have been held for more than twelve months, any such gain will be treated as long-term capital gain, taxable to individual shareholders at a maximum federal income tax rate of 20%, and any such loss will be treated as long-term capital loss. Capital gain or loss on shares held for twelve months or less will be treated as short-term capital gain or loss, except that any loss realized with respect to shares of the Fund held for six months or less will be treated as long-term capital loss to the extent of any distributions of net capital gain that were previously received on the shares. Capital losses may be subject to limitations on their use by a shareholder.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8% on the Fund’s distributions or upon receipt of a Liquidating Distribution treated as an exchange of a shareholder’s shares of the Fund. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). Any capital gain realized by a shareholder upon an exchange of the Fund’s shares is includable in such shareholder’s investment income for purposes of this NII tax.

If a shareholder redeems or exchanges the shareholder’s shares before the Liquidation Time, then such redemption or exchange (whether for cash or in-kind proceeds) will be taxed as described previously for Liquidating Distributions.

A Liquidating Distribution to a shareholder may be subject to backup withholding, unless the shareholder provides a correct taxpayer identification number and certifies that the shareholder is not subject to backup withholding and is a U.S. person. Certain shareholders specified in the Code may be exempt from backup withholding. The current backup withholding rate is 24%. Backup withholding is not an additional tax and is creditable against a taxpayer’s federal income tax liability, provided that the required information is timely furnished to the Internal Revenue Service.

An Individual Retirement Account (an “IRA”) is generally not taxed on investment income and gain from the Fund (assuming that the IRA did not incur debt to finance its investment in the Fund). Accordingly, the receipt by an IRA of a Liquidating Distribution should not be a taxable event for the IRA. However, if the

IRA beneficiary receives a distribution from the IRA as a result of the liquidation (as opposed to the IRA reinvesting the Liquidating Distribution), then such distribution may be taxable to the IRA beneficiary. In this situation, the amount received by the beneficiary will constitute a taxable distribution, and if the beneficiary has not attained 59 1/2 years of age, such distribution will generally constitute an early distribution subject to a 10% federal penalty tax and possibly state and local penalty taxes. This federal penalty tax is in addition to the beneficiary’s regular federal income tax liability on the distribution. In order to avoid having to include such distribution in his or her taxable income for the year, the IRA beneficiary may be able to roll the distribution into another IRA. If the IRA beneficiary is eligible to do so, the rollover must occur within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in the taxable income of the IRA beneficiary. However, an IRA beneficiary may make only one tax-free rollover during a 12-month period regardless of the number of IRAs owned by such beneficiary, provided such limitation with respect to tax-free rollovers does not apply to rollovers from traditional IRAs to Roth IRAS (conversions), trustee-to-trustee transfers to another IRA, and certain other rollover exceptions. IRA owners should promptly provide instructions to their IRA custodian with respect to a rollover of a distribution. For more information, IRA owners should contact BMO Funds U.S. Services at 1-800-236-FUND.

Shareholders should consult their tax advisors to determine the federal, state, and other income tax consequences of receiving a Liquidating Distribution with respect to their particular tax circumstances.

Board Approval and Recommendation

At the Board meeting held on November 11, 2020, the Adviser reviewed a number of factors related to the proposed liquidation. The Adviser highlighted the Fund’s relatively low level of assets and the limited growth rate of the Fund. The Adviser commented that these factors suggest that there are low prospects for future growth and thus limited potential to achieve economies of scale. The Adviser noted that, as of November 10, 2020, the Fund had approximate net assets of $240.6 million.

The Adviser commented on the profitability of the Fund and its willingness to continue to waive or reduce its fees and/or reimburse expenses so as to maintain the Fund’s expense ratios at competitive levels following the expiration of the current term of the expense limitation agreement. The Adviser also discussed the tax implications of the liquidation on the Fund and the Fund’s shareholders, as well as alternatives to the liquidation of the Fund, such as merging the Fund with another BMO Fund or continuing to offer the Fund to shareholders under an amended expense limitation arrangement following the end of its current term. Based on these factors, the Adviser recommended to the Board the liquidation and dissolution of the Fund.

At the Board meeting held on November 11, 2020, the Board, including a majority of the Independent Directors, approved an amendment to the Articles of

Incorporation to liquidate and dissolve the Fund pursuant to the Plan. In reaching its decision, the Board considered the Adviser’s recommendation and the information provided supporting the Adviser’s recommendation. The Board also considered that the Adviser or an affiliate had agreed to pay all the costs in carrying out the Plan, as well as the expenses of the proxy solicitation to approve the liquidation and dissolution of the Fund. Based on all of the information considered, the Board determined that the approval of the liquidation and dissolution of the Fund is in the best interests of the Fund and its shareholders.

Based on all of the foregoing, the Board unanimously recommends that shareholders of the Fund vote FOR the approval of an amendment to the Articles of Incorporation to liquidate and dissolve the Fund pursuant to the Plan.

OTHER MATTERS

The Board knows of no other matters that may come before the special meeting, other than the Proposal as set forth above. If any other matter properly comes before the special meeting, the persons named as proxies will vote on the same in their discretion.

OTHER INFORMATION

Shares Outstanding. As of the Record Date, the following shares of the Fund were issued and outstanding and entitled to vote at the special meeting:

Number of Shares
Investor Class (Class Y)	2,772,453
Premier Class	229,955,254

Share Ownership Information. As of the Record Date, the officers and directors of the Corporation, as a group, owned less than 1% of the Fund’s outstanding shares. Unless otherwise noted below, as of the Record Date, no persons owned of record or are known by the Corporation to own of record or beneficially more than 5% of any class of the Fund’s outstanding shares.

Name and Address	Class of Shares	Number of Shares	Percent of Class of Fund
Mitra & Co FBO 98* c/o Reliance Trust Company (WI) 4900 West Brown Deer Rd Milwaukee, WI 53223-2422	Y	1,541,951.35	55.62%

Maple Valley Mutual Insurance Company PO Box 59 Lena, WI 54139-0059	Y	597,720.71	21.56%

Name and Address	Class of Shares	Number of Shares	Percent of Class of Fund
St. Sebastian Congregation 5400 W Washington Blvd Milwaukee, WI 53208-1698	Y	315,278.74	11.37%

Stockbridge-Munsee Community Waste Water Reserve Account N8476 Mohheconnuck Rd Bowler, WI 54416-9464	Y	170,868.26	6.16%

State Street* FBO Cash Sweep Clients 1776 Heritage Dr Quincy, MA 02171-2119	Premier	116,258,792.88	50.56%

Maril & Co FBO 98* c/o Reliance Trust Company (WI) 4900 West Brown Deer Rd Milwaukee, WI 53223-2422	Premier	89,004,568.77	38.71%

*The Corporation believes that this entity, the holder of record of these shares, is not the beneficial owners of such shares.

Any shareholder that owns 25% or more of the outstanding shares of the Fund or a class of shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or that class of the Fund. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

Proxies. Whether you expect to be personally present at the special meeting or not, we encourage you to vote by proxy prior to the special meeting. You can do this in one of three ways. You may complete, date, sign, and return the accompanying proxy card using the enclosed postage prepaid envelope; you may vote by calling 1-800-690-6903; or you may vote by Internet in accordance with the instructions noted on the enclosed proxy card. Your shares will be voted as you instruct. If you simply date, sign, and return the proxy card but no choice is indicated, your shares will be voted FOR the Proposal and in the discretion of the persons named as proxies on such other matters that may properly come before the special meeting. Any shareholder giving a proxy may revoke it before it is exercised at the special meeting by submitting to the Secretary of the Corporation a written notice of revocation or a subsequently signed proxy card (i.e., a later-dated proxy), or by attending the special meeting and voting in person. A prior proxy can also be revoked through the website or toll-free telephone number listed on the enclosed proxy card. If not so revoked, the shares represented by the proxy will be cast at the special meeting and any adjournments or postponements thereof. Attendance by a shareholder at the special meeting does not, in itself, revoke a proxy. Proxy cards and written notices of revocation must be received by the Fund prior to the special meeting.

Quorum. In order to transact business at the special meeting, a quorum must be present. Under the Articles of Incorporation, a quorum is constituted by the presence in person or by proxy of one-third of the Fund’s shares outstanding and entitled to vote at the meeting. Accordingly, for purposes of the special meeting, a quorum will be constituted for the Fund by the presence in person or by proxy of one-third of the outstanding shares of the Fund entitled to vote as of the Record Date. In the event that a quorum is not present at the special meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the special meeting to a date within a reasonable time after the Record Date to permit further solicitation of proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the special meeting to be adjourned. When voting on a proposed adjournment, the persons named as proxies will vote those proxies that they are entitled to vote FOR the Proposal in favor of such adjournment and will vote those proxies required to be voted AGAINST the Proposal against such adjournment.

Required Vote. In order for the Proposal to be approved with respect to the Fund, the votes cast in favor of the Proposal must exceed the votes cast against the Proposal. Shares of all classes of the Fund will vote together as a single class. A vote in favor of the Proposal is a vote in favor of an amendment to the Articles of Incorporation to terminate the Fund as a series of the Corporation pursuant to the Plan. If your shares are held in an IRA account with UMB Bank, n.a. (“UMB”) as custodian, UMB will vote any shares held in the account in accordance with the timely written instructions received. If no timely written instructions are received, UMB may vote such unvoted shares as instructed by the Adviser, which may include voting in the same proportion of shares of the Corporation for which written voting instructions were timely received by the Corporation from the Corporation’s other shareholders (i.e., “echo voting”) or in accordance with the recommendations of the Board.

Abstentions and Broker Non-Votes. For purposes of determining the presence of a quorum, abstentions will be treated as shares that are present and entitled to vote and will have no effect on the outcome of the Proposal.

A broker non-vote occurs in connection with a shareholder meeting when the shareholders are asked to consider both “routine” and “non-routine” proposals. In such a case, if a broker-dealer votes on the “routine” proposal but does not vote on the “non-routine” proposal because (a) the shares entitled to cast the vote are held by the broker-dealer in “street name” for the beneficial owner, (b) the broker-dealer lacks discretionary authority to vote the shares, and (c) the broker-dealer has not received voting instructions from the beneficial owner, a broker non-vote is said to occur with respect to the “non-routine” proposal. Because the only proposal for consideration at the special meeting is a “non-routine” matter, there will not be any broker non-votes at the special meeting.

Method and Cost of Proxy Solicitation. Proxies will be solicited by the Corporation primarily by mail. The solicitation may also include telephone, facsimile, Internet, or oral communication by certain officers or employees of the Corporation, the Adviser, or SS&C Technologies, Inc. (the Fund’s transfer agent), who will not be paid for these services. Broadridge Financial Solutions, Inc., 1155 Long Island Avenue, Edgewood, New York 11717, has been retained to assist in the tabulation of proxies. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information and recording the shareholder’s instruction. The Adviser or its affiliates will bear the costs of the special meeting, including legal costs, printing and mailing costs, and the costs of the solicitation of proxies, which the Adviser estimates will be approximately $40,000. The Adviser or its affiliates will also reimburse brokers and other nominees for their reasonable expenses in communicating with persons for whom they hold shares of the Fund.

Householding. The Securities and Exchange Commission has adopted rules that permit investment companies, such as the Corporation, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the Fund and its shareholders. If you participate in householding and unless the Fund has received contrary instructions, only one copy of this Proxy Statement will be mailed to two or more shareholders who share an address. If you need additional copies, do not want your mailings to be householded or would like your mailings householded in the future, please call 1-800-236-FUND or write to us at 790 North Water Street, Milwaukee, Wisconsin 53202. Copies of this Proxy Statement will be delivered to you promptly upon oral or written request.

Copies of the Fund’s most recent annual report dated August 31, 2020 and semi-annual report dated February 29, 2020 are available without charge upon request to the Fund at 790 North Water Street, Milwaukee, Wisconsin 53202, on the Fund’s website at www.bmofunds.com or by calling BMO Funds U.S. Services, toll-free, at 1-800-236-FUND.

SERVICE PROVIDERS

BMO Asset Management Corp., 115 South LaSalle Street, Chicago, Illinois 60603, serves as investment adviser, administrator, and shareholder servicing agent to the Fund. State Street Bank and Trust Company, 1 Iron Street, Boston, Massachusetts 02116, serves as fund accounting services agent, sub-administrator and custodian for the Fund. Foreside Financial Services, LLC, Three Canal Plaza, Portland, Maine 04101, serves as the distributor to the Fund. The Fund’s transfer agent and dividend disbursing agent is SS&C Technologies, Inc., 2000 Crown Colony Drive, Quincy, Massachusetts 02171. Legal counsel to the Fund is Stradley, Ronon, Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103. The independent registered public accounting firm to the Fund is KPMG LLP, 191 West Nationwide Blvd., Suite 500, Columbus, Ohio 43215.

FUTURE MEETINGS; SHAREHOLDER PROPOSALS

The Corporation generally is not required to hold annual meetings of shareholders and the Corporation generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions such as election of directors or approval of a new advisory agreement are required to be taken under the 1940 Act or the Articles of Incorporation or the Corporation’s By-Laws. A special meeting of shareholders shall be called whenever ordered by the Chairperson of the Board or any director and as requested in writing by shareholders entitled to cast at least 10% of the voting shares entitled to be cast on any issue to be considered at the proposed shareholder meeting. By observing this policy, the Corporation seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholder meetings.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Corporation hereafter called should send the proposal to the Secretary of the Corporation at the Corporation’s principal offices within a reasonable time before the solicitation of the proxies for such meeting (i.e., before the Corporation begins to print and send its proxy materials). Shareholders who wish to recommend a nominee for election to the Board may do so by submitting the appropriate information about the candidate to the Corporation’s Secretary. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the Proxy Statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under applicable law.

By Order of the Board of Directors,

Michael J. Murphy, Secretary

BMO Funds, Inc.

Milwaukee, Wisconsin

December 8, 2020

Annex A

FORM OF PLAN OF LIQUIDATION

BMO FUNDS, INC.

PLAN OF LIQUIDATION OF BMO INSTITUTIONAL PRIME MONEY MARKET FUND

This Plan of Liquidation (the “Plan”) of the BMO Institutional Prime Money Market Fund (the “Fund”), a series of BMO Funds, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Wisconsin and an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is intended to accomplish the complete liquidation of the Fund in conformity with the laws of the State of Wisconsin.

WHEREAS, on November 11, 2020, upon the recommendation of BMO Asset Management Corp. (the “Adviser”), the Corporation’s Board of Directors (the “Board”) determined that it is in the best interests of the Fund and the Fund’s shareholders that the Fund be liquidated and terminated as a series of the Corporation, subject to approval by the shareholders of the Fund in accordance with the Wisconsin Business Corporation Law (“WBCL”);

WHEREAS, the adoption of this Plan is intended to constitute the adoption of a plan of liquidation within the meaning of Section 331 or Section 332, as applicable, of the Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, the Board has considered and approved this Plan as the method of liquidating the Fund.

NOW, THEREFORE, the liquidation of the Fund shall be carried out in the manner hereinafter set forth:

1.

Effective Date of Plan. The Plan shall become effective with respect to the Fund upon shareholder approval of the proposal to amend the Corporation’s Articles of Incorporation, as amended, to liquidate and dissolve the Fund pursuant to the Plan at a meeting of shareholders called for the purpose of voting upon the proposal. In accordance with Sections 180.1003(3)(b) and 180.0725(3) of the WBCL, the proposal shall be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. The day of such approval is hereinafter called the “Effective Date.”

2.

Cessation of Business. As of the close of trading on the New York Stock Exchange on December 23, 2020 or such other date as determined by the Adviser (the “Liquidation Time”), the Fund shall cease its business as a series fund of a registered investment company and shall not engage in any business activities except for the purposes of winding up its business affairs, selling or disposing of its assets, discharging or making reasonable provision for the payment of all of the Fund’s liabilities as provided for in Section 4 below, and distributing its remaining assets of each class ratably among the shareholders of the outstanding shares of that class, in accordance with this Plan.

3.

Fixing of Interests and Closing of Books. The proportionate interests of the shareholders in the assets of the Fund shall be fixed on the basis of their respective holdings at the Liquidation Time. At the Liquidation Time, the books of the Fund shall be closed.

4.

Liquidation of Fund Assets and Payment of Debts. As soon as is reasonable and practicable after the Effective Date, any remaining portfolio securities of the Fund shall be converted to cash or cash equivalents. As soon as practicable after the Effective Date, the Corporation shall pay, or make reasonable provision to pay, in full all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the final liquidating distribution provided for in Section 5 below.

5.

Liquidating Distributions. As soon as is reasonable and practicable after the Liquidation Time, the Corporation shall mail to each shareholder of record at the Liquidation Time: (a) one or more liquidating distributions equal in the aggregate to the shareholder’s proportionate interest in the excess of the assets of the Fund over the liabilities of the Fund as of the Liquidation Time; and (b) information concerning the sources of each liquidating distribution. Any accrued income or gains will be distributed as part of the liquidating distribution. Upon the mailing of the final liquidating distribution, all outstanding shares of the Fund will be deemed redeemed and canceled. In the event that the Fund receives assets following the date of its termination (e.g., through the payment of settlement proceeds), the Adviser agrees to use commercially reasonable efforts to ensure that such assets are distributed to each shareholder of record as of the Liquidation Time in an amount equal to the shareholder’s proportionate interest in the Fund as of the Liquidation Time. If the Corporation is unable to make distributions to all of the Fund’s shareholders because of an inability to locate shareholders to whom distributions are payable, the Board may create, in the name and on behalf of the Corporation, an account with a financial institution and, subject to applicable abandoned property laws, deposit any of the Fund’s remaining assets in the account for the benefit of the shareholders that cannot be located. The expenses of the account, if any, shall be charged against the assets therein.

6.

Satisfaction of Federal Income and Excise Tax Distribution Requirements. If necessary, the Corporation shall have, by the Liquidation Time, declared and paid a distribution or distributions which, together with all previous such distributions, shall have the effect of distributing to the Fund’s shareholders all of the Fund’s investment company taxable income for the taxable years ending at or prior to the Liquidation Time (computed without regard to any deduction for dividends paid), and all of the Fund’s net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Time (after reduction for any available capital loss carry-forward) and any additional amounts necessary to avoid any federal income or excise tax for such periods. Alternatively, the Fund may, if eligible, treat all or any portion of the amounts to be distributed pursuant to this Section 6 as having been paid out as part of the liquidating distributions made to Fund shareholders pursuant to Section 5.

7.

Expenses of the Liquidation of the Fund. The Adviser or an affiliate shall bear all of the costs incurred in carrying out this Plan. In addition, no reserve shall be established by the Fund to discharge any contingent or unforeseen liabilities or obligations of the Fund that might remain after the date of the final liquidating distribution, it being understood that any such liabilities or obligations shall be the responsibility of the Adviser.

8.

Articles of Amendment. The officers of the Corporation shall file an amendment to the Corporation’s Articles of Incorporation to terminate the Fund as a series of the Corporation under Wisconsin law to be effective as of the Effective Date.

9.

Power of Directors. In addition to the general power of the directors of the Corporation under Wisconsin law, the Board, and subject to the discretion of the Board, the officers of the Corporation, shall have authority to do or authorize any or all acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including, without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of Wisconsin law, the 1940 Act or the Securities Act of 1933, as amended, or the Internal Revenue Code of 1986, as amended. The Board shall have the authority to authorize such variations from, or amendments of, the provisions of the Plan (other than the terms governing liquidating distributions) as may be necessary or appropriate to effect the liquidation of the Fund and the distribution of its net assets to shareholders in accordance with the purposes to be accomplished by the Plan.

Accepted and agreed as to Sections 5 and 7:

BMO Asset Management Corp.

By:
Name: Pete Papageorgakis
Title: Head of Product

BMO Asset Management Corp.

By:
Name: Steve Arquilla
Title: Head, U.S. Global Asset Management Governance and BMO Institutional Trust Services

Annex B

FORM OF ARTICLES AMENDMENT

TO BE EFFECTIVE AT 3:00 P.M. CENTRAL TIME, ON DECEMBER 23, 2020

BMO FUNDS, INC.

AMENDMENT NO. 61

TO

ARTICLES OF INCORPORATION

The undersigned officer of BMO Funds, Inc. (the “Corporation”) hereby certifies that in accordance with Section 180.1003 of the Wisconsin Statutes, the following Amendment to the Corporation’s Articles of Incorporation, as amended (the “Articles”), was duly adopted to remove the BMO Institutional Prime Money Market Fund as a class of the Corporation.

“The Articles are hereby amended as follows:

Section (a) of Article IV is hereby amended by deleting section (a) thereof and inserting the following as a new paragraph:

‘(a) The Corporation is authorized to issue an indefinite number of shares of common stock, par value $.0001 per share. Subject to the following paragraph, the authorized shares are classified as follows:

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES

Investor Class
BMO Strategic Income Fund	Series Y	Indefinite
BMO Prime Money Market Fund	Series Y	Indefinite
BMO Government Money Market Fund	Series Y	Indefinite
BMO Large-Cap Growth Fund	Series Y	Indefinite
BMO Intermediate Tax-Free Fund	Series Y	Indefinite
BMO Tax-Free Money Market Fund	Series Y	Indefinite
BMO Core Plus Bond Fund	Series Y	Indefinite
BMO Corporate Income Fund	Series Y	Indefinite
BMO Growth Allocation Fund	Series Y	Indefinite
BMO Aggressive Allocation Fund	Series Y	Indefinite
BMO Conservative Allocation Fund	Series Y	Indefinite
BMO Balanced Allocation Fund	Series Y	Indefinite
BMO Moderate Allocation Fund	Series Y	Indefinite

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES

Institutional Class
BMO Strategic Income Fund	Series I	Indefinite
BMO Short-Term Income Fund	Series I	Indefinite
BMO Small-Cap Growth Fund	Series I	Indefinite
BMO Mid-Cap Growth Fund	Series I	Indefinite
BMO Mid-Cap Value Fund	Series I	Indefinite
BMO Large-Cap Growth Fund	Series I	Indefinite
BMO Large-Cap Value Fund	Series I	Indefinite
BMO LGM Emerging Markets Equity Fund	Series I	Indefinite
BMO Core Plus Bond Fund	Series I	Indefinite
BMO Corporate Income Fund	Series I	Indefinite
BMO Ultra Short Tax-Free Fund	Series I	Indefinite
BMO Intermediate Tax-Free Fund	Series I	Indefinite
BMO Small-Cap Value Fund	Series I	Indefinite
BMO Dividend Income Fund	Series I	Indefinite
BMO Pyrford International Stock Fund	Series I	Indefinite
BMO Low Volatility Equity Fund	Series I	Indefinite
BMO Short Tax-Free Fund	Series I	Indefinite
BMO Growth Allocation Fund	Series I	Indefinite
BMO Aggressive Allocation Fund	Series I	Indefinite
BMO Conservative Allocation Fund	Series I	Indefinite
BMO Balanced Allocation Fund	Series I	Indefinite
BMO Moderate Allocation Fund	Series I	Indefinite
BMO Global Low Volatility Equity Fund	Series I	Indefinite
BMO Disciplined International Equity Fund	Series I	Indefinite

Class A
BMO Low Volatility Equity Fund	Series A	Indefinite
BMO Dividend Income Fund	Series A	Indefinite
BMO Large-Cap Value Fund	Series A	Indefinite
BMO Large-Cap Growth Fund	Series A	Indefinite
BMO Mid-Cap Value Fund	Series A	Indefinite
BMO Mid-Cap Growth Fund	Series A	Indefinite
BMO Small-Cap Value Fund	Series A	Indefinite
BMO Small-Cap Growth Fund	Series A	Indefinite
BMO Global Low Volatility Equity Fund	Series A	Indefinite
BMO Pyrford International Stock Fund	Series A	Indefinite
BMO LGM Emerging Markets Equity Fund	Series A	Indefinite
BMO Ultra Short Tax-Free Fund	Series A	Indefinite
BMO Short Tax-Free Fund	Series A	Indefinite
BMO Short-Term Income Fund	Series A	Indefinite

CLASS	SERIES	AUTHORIZED NUMBER OF SHARES
BMO Intermediate Tax-Free Fund	Series A	Indefinite
BMO Strategic Income Fund	Series A	Indefinite
BMO Corporate Income Fund	Series A	Indefinite
BMO Core Plus Bond Fund	Series A	Indefinite
BMO Disciplined International Equity Fund	Series A	Indefinite

Class R3
BMO Growth Allocation Fund	Series R3	Indefinite
BMO Aggressive Allocation Fund	Series R3	Indefinite
BMO Conservative Allocation Fund	Series R3	Indefinite
BMO Balanced Allocation Fund	Series R3	Indefinite
BMO Moderate Allocation Fund	Series R3	Indefinite

Class R6
BMO Growth Allocation Fund	Series R6	Indefinite
BMO Aggressive Allocation Fund	Series R6	Indefinite
BMO Conservative Allocation Fund	Series R6	Indefinite
BMO Balanced Allocation Fund	Series R6	Indefinite
BMO Moderate Allocation Fund	Series R6	Indefinite
BMO Mid-Cap Value Fund	Series R6	Indefinite
BMO Mid-Cap Growth Fund	Series R6	Indefinite
BMO Small-Cap Value Fund	Series R6	Indefinite
BMO Pyrford International Stock Fund	Series R6	Indefinite
BMO Disciplined International Equity Fund	Series R6	Indefinite
BMO Large-Cap Value Fund	Series R6	Indefinite
BMO Large-Cap Growth Fund	Series R6	Indefinite

Premier Class
BMO Prime Money Market Fund	Premier Class	Indefinite
BMO Government Money Market Fund	Premier Class	Indefinite
BMO Tax-Free Money Market Fund	Premier Class	Indefinite

This Amendment to the Articles of Incorporation of the Corporation was authorized by the Board of Directors on November 11, 2020 and by shareholders of the BMO Institutional Prime Money Market Fund on December 21, 2020 in accordance with Section 180.1003 of the Wisconsin Statutes.

Executed this 21st day of December, 2020.

BMO FUNDS, INC.

By:
John M. Blaser
President

This instrument was drafted by:

Michael J. Murphy

BMO Financial Corp.

790 North Water Street

Milwaukee, Wisconsin 53202

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 SCAN TO VIEW MATERIALS & VOTE To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY [BMO Institutional Prime Money Market Fund] This proxy is solicited by the Board of Directors of BMO Funds, Inc. (the “Corporation”), who unanimously recommend you vote FOR the Proposal: 1. To approve an amendment to the Articles of Incorporation, as amended, of the Corporation to FOR AGAINST ABSTAIN liquidate and dissolve the Fund pursuant to a plan of liquidation. ? ? ? 2. To transact any other business that may properly come before the Meeting or any postponements or adjournments thereof. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET. Note: All shareholders should sign exactly as their names appear on this card, when signing in a fiduciary capacity (e.g., trustee, etc.), please so state. Signers for corporate or partnership accounts should be authorized persons and indicate their title. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of Special Meeting of Shareholders and the Proxy Statement are available at www.proxyvote.com. [_____________] BMO FUNDS, INC. SPECIAL MEETING OF SHAREHOLDERS The undersigned shareholder of the BMO Institutional Prime Money Market Fund, a series of BMO Funds, Inc., a Wisconsin corporation (the “Corporation”), hereby appoints John M. Blaser and Timothy M. Bonin, or either of them, with full power of substitution, as proxies for the undersigned, to represent and cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting of Shareholders of the Corporation (the “Meeting”) to be held at 790 North Water Street, Milwaukee, Wisconsin 53202 on December 21, 2020 at 9:00 a.m. Central Time, and at any adjournment or postponement thereof and otherwise represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. This proxy shall be voted on the proposal described in the Notice of Special Meeting of Shareholders and accompanying Proxy Statement as specified on the reverse side. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement. The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposal. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any matter that may properly come before the Meeting or any postponements or adjournments thereof. YOUR VOTE IS IMPORTANT. PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.